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                                  EXHIBIT 99.1

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350, as adopted).



I, Elizabeth M. McLaughlin, Chief Executive Officer and President of Hot Topic, Inc., certify that: 1. I have reviewed this quarterly report on Form 10-Q of Hot Topic, Inc.; 2. Based on my knowledge, this quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and 3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report.

Date: December 6, 2002

                                    /s/ Elizabeth M. McLaughlin
                                    --------------------------------------------
                                    Elizabeth M. McLaughlin
                                    Chief Executive Officer and President
                                    (Principal Executive Officer)



I, James J. McGinty, Chief Financial Officer of Hot Topic, Inc., certify that:
1. I have reviewed this quarterly report on Form 10-Q of Hot Topic, Inc.;
2. Based on my knowledge, this quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and 3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report.

Date: December 6, 2002

                                    /s/ James J. McGinty
                                    --------------------------------------------
                                    James J. McGinty
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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